Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
			Shares	Market Value ($000)
Common Stocks (98.4%)
Communication Services (4.1%)
		Alphabet Inc. Class A	170,604	34,807
Consumer Discretionary (13.2%)
		McDonald's Corp.	149,014	43,020
		TJX Cos. Inc.	342,845	42,784
		NIKE Inc. Class B	341,636	26,272
				112,076
Consumer Staples (9.8%)
		Procter & Gamble Co.	206,334	34,249
		Coca-Cola Co.	402,438	25,547
		PepsiCo Inc.	158,838	23,935
				83,731
Financials (22.9%)
		Mastercard Inc. Class A	68,200	37,880
		S&P Global Inc.	71,364	37,210
		Marsh & McLennan Cos. Inc.	162,215	35,181
		American Express Co.	92,855	29,477
		Chubb Ltd.	101,114	27,491
		Visa Inc. Class A	79,983	27,338
				194,577
Health Care (10.6%)
		Danaher Corp.	164,862	36,721
		Stryker Corp.	80,224	31,391
		UnitedHealth Group Inc.	41,097	22,295
				90,407
Industrials (11.9%)
		Honeywell International Inc.	164,457	36,792
		Northrop Grumman Corp.	60,372	29,418
		Lockheed Martin Corp.	42,621	19,732
		Union Pacific Corp.	63,511	15,737
				101,679
Information Technology (21.2%)
		Accenture plc Class A	111,880	43,068
		Microsoft Corp.	87,679	36,392
		Texas Instruments Inc.	190,036	35,083
		Intuit Inc.	56,064	33,723
		Apple Inc.	136,336	32,175
				180,441
Materials (4.7%)
		Linde plc	88,732	39,585
Total Common Stocks (Cost $708,380)				837,303
		Coupon
Temporary Cash Investments (1.6%)
Money Market Fund (1.6%)
[1]	Vanguard Market Liquidity Fund (Cost $13,467)	4.371%	134,697	13,468
Total Investments (100.0%) (Cost $721,847)				850,771
Other Assets and Liabilities—Net (0.0%)				373
Net Assets (100%)				851,144
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2025, 100% of the market value of the fund's investments was determined based on Level 1 inputs.